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                                                               Exhibit 10(w)

                                 AMENDMENT NO. 4
                          Dated as of October 25, 1996

                  THIS AMENDMENT NO. 4 ("Amendment") is entered into as of October 25, 1996 by and among THE LAMSON & SESSIONS CO., an Ohio corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("GE Capital"), as the sole "Lender" (as defined in the Loan Agreement referred to below) and GE Capital as agent for the Lenders (in such capacity, the "Agent").

                              PRELIMINARY STATEMENT

                  A. The Borrower, the Lender and the Agent are parties to that certain Loan Agreement dated as of February 13, 1992, as amended and restated as of July 14, 1995 (as amended from time to time, the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement as amended by this Amendment.

                  B. The Borrower has entered into a Stock Purchase Agreement (the "Dimango Purchase Agreement"), dated as of October 25, 1996, with Dimango Products Corporation ("Dimango"), Paul G. Angott, Thomas G. Xydis, Clifford G. Dimmitt and Dennis R. Durco, pursuant to which the Borrower has agreed to acquire all of the outstanding capital stock of Dimango.

                  C. The Lender and the Agent have agreed to such acquisition, subject to the terms hereof, and the Borrower, the Lender and the Agent accordingly have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows:

                  SECTION 1. AMENDMENT TO THE LOAN AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

                  1.01. SECTION 1.1 of the Loan Agreement is amended by adding the following definitions, to be inserted in Section 1.1 in alphabetical order:


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                  "DIMANGO" shall mean Dimango Products Corporation, a Michigan corporation and a wholly-owned subsidiary of the Borrower.

                  "DIMANGO GUARANTY" shall mean that certain Guaranty and Security Agreement dated October 25, 1996 executed by Dimango in favor of the Agent, guarantying the Obligations and granting to the Agent a security interest in all of Dimango's personal property.

                  "DIMANGO LOAN AGREEMENT" shall mean that certain Loan Agreement dated as of October 25, 1996 between Borrower, as lender, and Dimango, as borrower, establishing a loan facility in an amount not to exceed $2,500,000.

                  "DIMANGO LOAN AGREEMENT ASSIGNMENT" shall mean that certain Assignment dated as of October 25, 1996, executed by Borrower and acknowledged by Dimango, assigning to the Agent, for the benefit of the Lenders, all of Borrower's rights under the Dimango Loan Agreement.

                  "DIMANGO PLEDGE AGREEMENT" shall mean that certain Pledge Agreement dated October 25, 1996 executed by Borrower in favor of the Agent, pledging to the Agent all of the stock of Dimango.

                  "DIMANGO PURCHASE AGREEMENT" shall mean that certain Stock Purchase Agreement dated as of October 25, 1996 by and among Borrower, Dimango, Paul G. Angott, Thomas G. Xydis, Clifford G. Dimmitt and Dennis R. Durco.

                  "DIMANGO PURCHASE AGREEMENT ASSIGNMENT" shall mean that certain Assignment of Purchase Agreement Rights, dated as of October 25, 1996, pursuant to which Borrower assigns to the Agent for the benefit of itself and the Lenders its rights under the Dimango Purchase Agreement.

                  1.02. SECTION 1.1 of the Loan Agreement is further amended by adding the following after "the Letter of Credit Agreement," in the definition of "Loan Documents":

                  "the Dimango Loan Agreement, the Dimango Loan Agreement Assignment, the Dimango Guaranty, the Dimango Pledge Agreement, the Dimango Purchase Agreement Assignment,".

                  1.03. SECTION 8.1 of the Loan Agreement is amended by adding "(other than Dimango)" after the words "form any Subsidiary" appearing in such Section.


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                  1.04. SECTION 8.2 of the Loan Agreement is amended by striking
"and " prior to clause (h) thereof, and "and" prior to clause (h)(iii) thereof, and adding the following immediately preceding the period at the end of SECTION 8.2:

                  "; and (iv) loans to Dimango pursuant to the Dimango Loan Agreement, in an amount not to exceed $2,500,000 at any time outstanding, provided that any such loans are assigned to the Agent pursuant to the Dimango Loan Agreement Assignment; and
                  (i) the stock of Dimango acquired pursuant to the Dimango Purchase Agreement."

                  1.05. SECTION 8.3(a) of the Loan Agreement is amended by striking "and "prior to clause (viii) thereof and adding the following immediately preceding the period at the end of SECTION 8.3:

                  "; and (ix) Indebtedness of Dimango to the Borrower under the Dimango Loan Agreement"

                  SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective upon the first Business Day upon which all of the following conditions shall be satisfied:

                  (i) the Agent shall have received four (4) copies of this Amendment duly executed by the Borrower, the Lender and the Agent;

                  (ii) the Agent shall have received Reaffirmations of Guaranty and Security Agreement in substantially the form of EXHIBIT A attached hereto, duly executed by each of Carlon Chimes and Youngstown Steel Door;

                  (iii) the Borrower and Dimango shall have executed and delivered the Dimango Loan Agreement, the Dimango Loan Agreement Assignment and the Dimango Purchase Agreement Assignment, and delivered executed copies thereof to the Agent;

                  (iv) Dimango shall have executed and delivered to the Agent, in form and substance satisfactory to the Agent, the Dimango Guaranty;

                  (v) Dimango shall have executed and delivered to the Agent such UCC-1 financing statements as the Agent may request in order to perfect the security interests granted by the security agreement described in clause (iv) above; and

                  (vi) Borrower shall have executed and delivered to the Agent, in form and substance satisfactory to the Agent, the Dimango Pledge Agreement, together with stock certificates representing all issued and outstanding stock of Dimango and signed but undated stock powers endorsed in blank covering such certificates; and

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                  (vii) The Agent shall have received an executed copy of the
                  Dimango Purchase Agreement and Borrower shall have acquired all of the outstanding stock of Dimango pursuant to the terms of the Dimango Purchase Agreement.

                  SECTION 3. COVENANTS, REPRESENTATIONS AND WARRANTIES OF THE BORROWER.

                  3.1 Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made by it in the Loan Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

                  3.2 The Borrower hereby represents and warrants that this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

                  SECTION 4.  REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

                  4.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                  4.2 Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Agent under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.



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                  SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereto duly authorized as of the date first written above.

                           THE LAMSON AND SESSIONS CO.

                           By:/s/ James J. Abel
                              Name: James J. Abel
                              Title: Executive Vice President

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION, as the Agent
                           and as the sole Lender

                           By:/s/ Shaun Pettit
                              Name: Shaun Pettit
                              Title: Duly Authorized Signatory


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